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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934



                        April 8, 1998
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        Date of Report (Date of earliest event reported)



            STARTEC GLOBAL COMMUNICATIONS CORPORATION
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     (Exact name of registrant as specified in its charter)



  Maryland                   0-23087               52-1660985
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)            Identification
Incorporation                                          No.)



10411 Motor City Drive Bethesda, Maryland              20817
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 (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code:
                           301-365-8959
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                          Not applicable

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   Former name or former address, if changed since last report)

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Item 5.  Other Events.

     The Company issued the accompanying press release announcing its selection as an Employer of the Year by the Jewish Vocational
Services.

Item 7.  Financial Statements and Exhibits.

     1.  Press Release dated April 8, 1998.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                    By:  /s/ RAM MUKUNDA
                         -----------------------------------
                         Ram Mukunda
                         President and Chief Executive Officer

Dated:    April 10, 1998

                          EXHIBIT INDEX



Exhibit No.         Description                             Page
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     1.             Press Release dated April 8, 1998.